Exhibit 99.1

Clinical Program Update November 9. 2018 © 2018, Iovance Biotherapeutics

This presentation contains “forward - looking statements” of Iovance Biotherapeutics, Inc . (hereinafter referred to as the “Company,” “we,” “us,” or “our”) . We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward - looking statements . The forward - looking statements include, but are not limited to, risks and uncertainties relating to the success, timing, projected enrollment, manufacturing capabilities, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates (including both Company - sponsored and collaborator - sponsored trials in both the U . S . and Europe), such as statements regarding the timing of initiation and completion of these trials ; the timing of and our ability to obtain and maintain U . S . Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates ; the strength of Company’s product pipeline ; the successful implementation of the Company’s research and development programs and collaborations ; the success of the Company’s manufacturing, license or development agreements ; the acceptance by the market of the Company’s product candidates, if approved ; and other factors, including general economic conditions and regulatory developments, not within the Company’s control . The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements . Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business, including, without limitation : the FDA may not agree with the Company’s interpretation of the results of its clinical trials ; later developments with the FDA that may be inconsistent with already completed FDA meetings ; the preliminary clinical results, including efficacy and safety results, from ongoing Phase 2 studies described above may not be reflected in the final analyses of these trials including new cohorts within these trials ; the results obtained in the Company’s ongoing clinical trials, such as the studies and trials referred to in this release, may not be indicative of results obtained in future clinical trials or supportive of product approval ; regulatory authorities may potentially delay the timing of FDA or other regulatory authority approval of, or other action with respect to, the Company’s product candidates (specifically, the Company’s description of FDA interactions are subject to FDA’s interpretation, as well as FDA’s authority to request new or additional information) ; the Company may not be able to obtain or maintain FDA or other regulatory authority approval of its product candidates ; the Company’s ability to address FDA or other regulatory authority requirements relating to its clinical programs and registrational plans, such requirements including, but not limited to, clinical and safety requirements as well as manufacturing and control requirements ; risks related to the Company’s accelerated FDA review designations ; the ability of the Company to obtain and maintain intellectual property rights relating to its product pipeline ; and the acceptance by the market of the Company’s product candidates and their potential reimbursement by payors, if approved . For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC . Forward - looking statements speak only as to the date they are made . Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Forward - Looking Statements © 2018, Iovance Biotherapeutics 2

• Leverages and enhances the body’s natural defense against cancer using a patient’s own TIL • Polyclonal and can recognize multiple neoantigens ̶ Solid tumors are heterogeneous • Durable response with single treatment • Potential to establish immunological memory, requiring no additional maintenance therapy after infusion ̶ Responses seen both in treatment naïve and refractory melanoma patients who have failed other options, including checkpoint inhibitors ̶ Complete responses observed at 53 and 67 months in cervical cancer patients 1 1 Stevanovic , et al., Treatment of Metastatic Human Papiliomavirus - Associated Epithelial Cancers with Adoptive Transfer of Tumor - Infiltrating T Cells, ASCO 2018, Abstract #3004 TIL Therapy Elicits a Highly Individualized, Specific and Potent Attack Against Solid Tumors 3 © 2018, Iovance Biotherapeutics, Inc.

1. EXCISE 2. EXTRACT 3. EXPAND 4. PREPARE & INFUSE • EXCISION: Patient’s TIL are removed from suppressive tumor microenvironment (via surgical resection of a lesion) • EXTRACTION: Tumor is fragmented and placed in media for TIL to leave the tumor and enter media • EXPANSION: TIL expanded exponentially ex vivo to yield 10 9 – 10 11 TIL • PREPARATION: Patient receives non - myeloablative lymphodepletion to eliminate potentially suppressive tumor microenvironment and maximize engraftment and potency of TIL therapy: ̶ cyclophosphamide: 60 mg/kg x 2 doses ̶ fludarabine: 25 mg/m 2 x 5 doses • INFUSION: Patient is infused with their expanded TIL and IL - 2 (600,000 IU/kg, up to 6 doses) to promote activation, proliferation and anti - tumor cytolytic activity of TIL TIL Therapy Process © 2018, Iovance Biotherapeutics, Inc. 4

Iovance Accomplishments since 2016

- ☑ Developed a proprietary centralized and commercial CMC process ("Gen 2")
- ☑ Replicated / demonstrated clinical activity using our novel Gen 2 process in melanoma post-checkpoint inhibitors (CPI)
- ☑ Identified a fast-to-market registration pathway with FDA
- ☑ Demonstrated activity in other tumor types post-CPI
- ☑ Generated new Iovance IP around TIL technology and CMC

TIL – Tumor Infiltrating Lymphocyte; Checkpoint inhibitors (CPI) include anti-PD1, anti-PD-L1 and anti-CTLA4 therapy

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Excise tumor Clinical s ite to CMO Thaw and infuse LN - 144, followed by IL - 2 administration Fragmentation Expansion ex vivo ex vivo culture IL - 2 + OKT3 Co - culture TIL and feeder cells Rapid Expansion (REP) 11 days Tumor Fragment Culture (Pre - REP) 11 days + IL - 2 Cryopreserved TIL infusion product Harvest Direct to REP NMA - LD preconditioning therapy Cryopreserved Autologous TIL (lifileucel, LN - 144) Manufacturing Process: 22 - days 6 © 2018, Iovance Biotherapeutics, Inc.

Iovance Corporate Overview

- Developing and commercializing tumor infiltrating lymphocyte (TIL) therapies as a **platform for treatment of cancers**
- **Robust Clinical Development Pipeline:**
  - Iovance pipeline of 5 company-sponsored Phase 2 trials
    - **Metastatic melanoma** C-144-01
      - **Orphan Drug Designation**
      - **Fast Track**
      - **RMAT**
      - **Starting the registration-enabling cohort**
    - **Cervical** C-145-04
      - **Orphan Drug Designation**
    - **Head and neck** C-145-03
    - **NSCLC** IOV-LUN-201
    - **Basket study** IOV-COM-202

- **Manufacturing Fully in Place:**
  - TIL clinical and commercial manufacturing capabilities in U.S. and E.U.
  - 22 day manufacturing process
  - Greater than 90% manufacturing success
  - US Patents Allowed
- **Large Team of Collaborators for TIL Development:**
  - MD Anderson Cancer Center
  - Moffitt Cancer Center
  - MedImmune/AstraZeneca
  - National Cancer Institute/NIH
  - Ohio State University
  - Roswell Park Cancer Institute

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Iovance C - 144 - 01 SITC Data Presentation © 2018, Iovance Biotherapeutics 8

Iovance C-144-01 Study Design

Phase 2, multicenter study to assess the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN-144) for treatment of patients with metastatic melanoma (NCT02360579)



Unresectable or metastatic melanoma treated with 1 systemic prior therapy including a PD-1 blocking antibody and if BRAF V600 mutation positive, a BRAF or BRAF/MEK
Cohort 1: Non-cryopreserved TIL product n=30 Closed to enrollment
Cohort 2: Cryopreserved TIL product n=60 Closed to enrollment
Cohort 3: TIL re-treatment n=10
Cohort 4: Cryopreserved TIL product n=80-100

Endpoints:
- Primary: Efficacy defined as investigator ORR
- Secondary: Safety and efficacy

Study Updates:
- Cohort 2 fully enrolled & closed to new enrollment
- Cohort 2 Preliminary efficacy and safety data presented here (n=47, Data extract as of 25 Oct 2018)

Cohort 4 will initiate in early 2019 (registration-enabling):
- 80-100 patients
- BIRC ORR endpoint

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Iovance C - 144 - 01 Patient Characteristics: 10 © 2018, Iovance Biotherapeutics, Inc. Cohort 2 has: • 3.3 mean prior therapies, ranging from 1 - 9 • High tumor burden at baseline: 112 mm mean sum of diameters for the target lesions COHORT 2 CHARACTERISTIC Cohort 2, N= 47 , (%) Gender, n (%) Male 27 (57) Female 20 (43) Age Median 56 Min, Max 30, 77 Prior therapies, n (%) Mean # prior therapies 3.3 Anti - CTLA - 4 37 (79) Anti - PD - 1 47 (100) BRAF/MEK 12 (26) Target Lesions Sum of Diameter (mm) Mean (SD) 112 (73) Min, Max 17, 343 CHARACTERISTIC Cohort 2, N= 47 , (%) Baseline ECOG score, n (%) 0 27 (57) 1 20 (43) BRAF Status, n (%) Mutated V600 14 (30) Wild Type 32 (68) Unknown 1 (2) Baseline LDH (U/L) Median 246 1 - 2 times ULN 12 (26) > 2 times ULN 7 (15) Number of Target & Non - Target Lesions (at Base Line) >3 37 (79) Mean 6

* One death was due to intra - abdominal hemorrhage considered possibly related to TIL and one was due to acute respiratory failur e not related to TIL per investigator assessment. Patients with multiple events for a given preferred term are counted only once using the maximum grade under each preferred t erm . Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days. Safety terms which describe the same medical condition, were combined Iovance C - 144 - 01 Safety: 11 Treatment Emergent Adverse Events (≥ 30%) © 2018, Iovance Biotherapeutics, Inc. COHORT 2 PREFERRED TERM Cohort 2 (N=47) Any Grade, n (%) Grade 3/4, n (%) Grade 5, n (%) Number of patients reporting at least one Treatment - Emergent AE 47(100) 45 (95.7) 2 (4.3) Thrombocytopenia 42 (89.4) 38 (80.9) 0 Chills 36 (76.6) 3 (6.4) 0 Neutropenia 29 (61.7) 25 (53.2) 0 Febrile neutropenia 28 (59.6) 25 (53.2) 0 Anemia 27 (57.4) 22 (46.8) 0 Pyrexia 25 (53.2) 7 (14.9) 0 Hypophosphatemia 23 (48.9) 17 (36.2) 0 Leukopenia 21 (44.7) 20 (42.6) 0 Fatigue 17 (36.2) 0 0 Hypotension 17 (36.2) 4 (8.5) 0 Lymphopenia 17 (36.2) 17 (36.2) 0 Tachycardia 15 (31.9) 1 (2.1) 0

Frequency of AEs over time is reflective of potential benefit of one time treatment with TIL (lifileucel) Iovance C - 144 - 01 Safety: 12 Adverse Events over Time © 2018, Iovance Biotherapeutics, Inc. COHORT 2

• Median DOR is 6.4 months • Range of DOR was from 1.3+ to 14+ months * NE due to not reaching first assessment 1 uPRs (4) were not confirmed yet due to not having reached the second assessment as of 25 Oct 2018 Iovance C - 144 - 01 Efficacy © 2018, Iovance Biotherapeutics, Inc. 13 COHORT 2 RESPONSE PATIENTS, N=47 n (%) Objective Response Rate 18 (38%) Complete Response 1 (2%) Partial Response (PR+ uPR 1 ) 17 (36%) Stable Disease 18 (38%) Progressive Disease 7 (15%) Non - Evaluable* 4 (9%) Disease Control Rate 36 ( 77%)

• Mean number of TIL cells infused: 26 x 10 9 • Median number of IL - 2 doses administered was 6.0 • 72% of patients had a reduction in tumor burden • Median study follow up is 6.0 months Four patients who had no disease assessment following autologous TIL (lifileucel, LN - 144) due to cancer - related death are not sh own Per RECIST 1.1, two patients (31,33) had BOR of SD: met PR criteria at Day 42 and PD at Day 84 due to new lesions Iovance C - 144 - 01 Efficacy 14 Best Overall Response © 2018, Iovance Biotherapeutics, Inc. COHORT 2

(1) BOR is best overall response on prior anti - PD - 1 immunotherapy (2) U: unknown best overall response on prior anti - PD - 1 immunotherapy Iovance C - 144 - 01 Efficacy: 15 Time to Response for Evaluable Patients (PR or Better) © 2018, Iovance Biotherapeutics, Inc. COHORT 2

Iovance C - 144 - 01 Efficacy: 16 Percent Change from Baseline in Sum of Target Lesion Diameters over Time © 2018, Iovance Biotherapeutics, Inc. COHORT 2

• In heavily pretreated metastatic melanoma patients, preliminary efficacy is notable for: • ORR: 38% • Median DOR: 6.4 months, range 1.3+ to 14+ • DCR: 77% • 16/17 had no response to prior anti - PD - 1 Iovance C - 144 - 01: 17 Conclusions © 2018, Iovance Biotherapeutics, Inc. Preliminary data supports lifileucel autologous TIL as an efficacious and well - tolerated therapeutic option for patients with metastatic melanoma COHORT 2

Lifileucel Registration Path © 2018, Iovance Biotherapeutics 18

Iovance C-144-01 Study Design

Phase 2, multicenter study to assess the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN-144) for treatment of patients with metastatic melanoma (NCT02360579)

Unresectable or metastatic melanoma treated with 1 systemic prior therapy including a PD-1 blocking antibody and if BRAF V600 mutation positive, a BRAF or BRAF/MEK

Cohort 1:
Non-cryopreserved TIL product
n=30
Closed to enrollment

Cohort 2:
Cryopreserved TIL product
n=60
Closed to enrollment

Cohort 4:
Cryopreserved TIL product
n=80-100

Cohort 3:
TIL re-treatment
n=10

Endpoints:

- Primary: Efficacy defined as investigator ORR
- Secondary: Safety and efficacy

Study Updates:

- Cohort 2 fully enrolled & closed to new enrollment
- Cohort 2 Preliminary efficacy and safety data presented here (n=47, Data extract as of 25 Oct 2018)

Cohort 4 will initiate in early 2019 (registration-enabling):

- 80-100 patients
- BIRC ORR endpoint

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© 2018, Iovance Biotherapeutics, Inc.

End-of-Phase 2 FDA Meeting has Confirmed Accelerated Single-Arm Path to Approval in Advanced Melanoma

FDA End-of-Phase 2 Meeting (Sept-18)

- FDA acknowledged acceptability of single-arm data for registration
  - Confirmed that a randomized Phase 3 study is not feasible in advanced melanoma post-CPI
- FDA recommended amending C-144-01 to add a registration-enabling cohort

Phase 2 (C-144-01): ***Proposed amendment per FDA guidance***


Unresectable or metastatic melanoma who have previously been treated with at least one systemic therapy, including a PD-1 blocking antibody and if BRAF V600 mutation positive, a BRAF inhibitor or BRAF inhibitor with MEK inhibitor
Cohort 1: Non-cryopreserved TIL product N=30
Cohort 2: Cryopreserved TIL product (Gen 2) N=60
Cohort 3: TIL re-treatment N=10
Cohort 4: Cryopreserved TIL product (Gen2)
FDA
Primary Endpoint: BIRC ORR

BICR = Blinded Independent Central Review

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Regenerative Medicine Advanced Therapy (RMAT) Designation Received for Lifileucel for Advanced Melanoma © 2018, Iovance Biotherapeutics FDA’s RMAT Designation • Permits surrogate endpoints can be used for approval • Provides potential for accelerated approval • Increases sponsor access to FDA during development • May permit a rolling review of the BLA for CBER Fast - track and Orphan Drug Designation already awarded for advanced melanoma 21

Key Upcoming Melanoma and Manufacturing Milestones 22 © 2018, Iovance Biotherapeutics 2018 2019 2020 2021 FDA End - of - Phase 2 Meeting (C - 144 - 01 / Melanoma) C - 144 - 01 (Melanoma) Begin new registrational cohort (4) enrollment Clinical Enrollment of Cohort 4 complete C - 144 - 01 (Melanoma) SITC data presentation C - 144 - 01 (Melanoma) 2H20: Expected BLA submission 1H18: Melanoma & Cervical studies activated in Europe Manufacturing Initiate building Iovance US manufacturing facility for commercial supply x x

LN - 145 Program Update © 2018, Iovance Biotherapeutics 23

© 2018, Iovance Biotherapeutics BASELINE DEMOGRAPHICS PATIENTS, N= 15 1 n (%) Prior therapies, n (%) Median prior therapies (min, max) 5 (1, 8) Anti - PD - 1 8 (53) Anti - CTLA - 4 2 (13) 24 Cervical Cancer (C - 145 - 04) Baseline Demographics Head & Neck Cancer (C - 145 - 03) Baseline Demographics BASELINE DEMOGRAPHICS PATIENTS, N= 13 n (%) Prior therapies, n (%) Median prior therapies (min, max) 3 (1, 5) Anti - PD - 1 11 (85) Anti - CTLA - 4 3 (23) Number of Target & Non - Target Lesions (at Base Line) >3 10 (77) 1 The patients reported are a combination of Gen 1 and Gen 2 manufacturing processes

TEAE: Treatment emergent adverse event PT: Preferred term © 2018, Iovance Biotherapeutics SAFETY: TEAE (≥40%) BY PT, any grade PATIENTS, N=15 n (%) Chills 11 (73) Pyrexia 8 (53) Anaemia 7 (47) Hypotension 6 (40) Platelet count decreased 6 (40) Vomiting 6 (40) 25 Cervical Cancer (C - 145 - 04) Safety Head & Neck Cancer (C - 145 - 03) Safety SAFETY: TEAE (≥40%) BY PT, any grade PATIENTS, N=13 n (%) Chills 10 (77) Hypotension 8 (62) Hyponatremia 7 (54) Pyrexia 7 (54)

Clinical Evidence of Efficacy in Cervical and Head & Neck Cancer post - CPI © 2018, Iovance Biotherapeutics 1 The patients reported are a combination of Gen 1 and Gen 2 manufacturing process 2 uPRs were not confirmed yet due to not having reached the second assessment as of 4 Oct 2018 Note: the composition of the relevant patient population may differ between Iovance trials and published data for CPIs (USPI used) but serves as a point of reference for assessing the overall efficacy landscape for relevant therapies 26 14% 27% ORR 16% 31% ORR Cervical Cancer (C - 145 - 04) Head & Neck Cancer (C - 145 - 03) Cervical Cancer • N=15 • 27% ORR • 4 PRs (2 to be confirmed) 2 • DOR (min, max) : 2.4, 2.5+ months Anti - PD/L - 1 in Cervical Cancer Anti - PD1 therapy in Head & Neck Head & Neck Cancer • N=13 • 31% ORR • 4 PRs • DOR (min, max) : 2.8, 7.6 months Iovance TILs 1

INDICATION REGIMEN N PARTNER PRECLINICAL PHASE 1 PHASE 2 Melanoma lifileucel 85 — Cervical Cancer TIL LN - 145 47 — Head & Neck Cancer TIL LN - 145 47 — Non - Small Cell Lung Cancer TIL LN - 145 + durvalumab 12 Melanoma, Head & Neck, Non - Small Cell Lung Cancer TIL LN - 144 + pembrolizumab TIL LN - 145 + pembrolizumab TIL LN - 145 36 — Iovance Current and Future Clinical Pipeline © 2018, Iovance Biotherapeutics Open to Enrollment Open to Enrollment Enrolling Enrolling 27 1 Cohort 4 enrollment is expected to start in 2019 Cohort 4 1 C2 Enrollment closed 1

Iovance Collaboration Pipeline

INDICATION	REGIMEN	N	PARTNER	PRECLINICAL	PHASE I	PHASE 2
Melanoma	Combination TIL ± TBI	101	NIH NATIONAL CANCER INSTITUTE			Trial completed, 54% ORR, 24% CR
Melanoma	Combination TIL + ipilimumab	13	MOFFITT CANCER CENTER			Trial completed
Melanoma	Combination TIL + pembrolizumab	170	NIH NATIONAL CANCER INSTITUTE			Enrolling
Melanoma	Combination TIL + nivolumab	12	MOFFITT CANCER CENTER			
Ocular (Uveal) Melanoma	TIL	23	NIH NATIONAL CANCER INSTITUTE			Trial completed, 35%ORR
Ovarian, Sarcomas, new indication	TIL LN-145	~54	MD Anderson Cancer Network			Enrolling
Ovarian, Sarcomas, pancreatic	MDA TIL	~54	MD Anderson Cancer Network			Open to Enrollment
Non-small cell lung cancer	Combination TIL + nivolumab	18	MOFFITT CANCER CENTER		Enrolling	Oral Presentation, World Conference on Lung Cancer 2018

Chandran, S. S et al., Lancet Oncol 2017; 18: 792-802.

For the studies listed in our collaboration pipeline table, the partner listed above is the sponsor of the clinical trial. Such partner may not use our Gen 2 manufacturing process and/or the therapeutic dosing may differ from our clinical trials. As a result, such partner data may not be representative of our data.

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2019 Goals 29 © 2018, Iovance Biotherapeutics Enrollment into Cohort 4 for C - 144 - 01 in support of registration Continue the dialog with FDA for both LN - 144 and LN - 145 in support of registration Initiate building Iovance manufacturing facility Demonstrated activity in other tumor types and lines of therapy Generated new Iovance IP around TIL technology and CMC TIL – Tumor Infiltrating Lymphocyte

© 2018, Iovance Biotherapeutics, Inc.